UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 1, 2007
Date of Report (Date of earliest event reported)
SANDY SPRING BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-19065 (Commission File Number)	52-1532952 (IRS Employer Identification Number)
17801 Georgia Avenue
Olney, Maryland 20832
(Address of principal executive offices)
(301) 774-6400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On June 1, 2007, Sandy Spring Bancorp, Inc. issued a press release announcing the completion of its acquisition of CN Bancorp, Inc. and its subsidiary, County National Bank. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
99.1	Press release issued by Sandy Spring Bancorp, Inc. on June 1, 2007, announcing the completion of the merger of CN Bancorp, Inc. with and into Sandy Spring Bancorp, Inc. and the completion of the merger of County National Bank, a subsidiary of CN Bancorp, Inc., with and into Sandy Spring Bank, a subsidiary of Sandy Spring Bancorp, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sandy Spring Bancorp, Inc. (Registrant)
By:	/s/ Hunter R. Hollar
	Name:	Hunter R. Hollar
	Title:	President and Chief Executive Officer

Date: June 4, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1
Press release issued by Sandy Spring Bancorp, Inc. on June 1, 2007, announcing the completion of the merger of CN Bancorp, Inc. with and into Sandy Spring Bancorp, Inc. and the completion of the merger of County National Bank, a subsidiary of CN Bancorp, Inc., with and into Sandy Spring Bank, a subsidiary of Sandy Spring Bancorp, Inc.

4